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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                              --------------------

                          Date of Report: July 3, 1998

                                    TTR INC.
             (Exact name of registrant as specified in its charter)

Delaware                          0-22055            11-3223672
(State or Other Jurisdiction     (Commission File   (IRS Employer
of Incorporation)                 Number)            Identification No.)

                       1841 Broadway, New York, NY 10023
                    (Address of Principal Executive Offices)

                                  212-333-3355
              (Registrant's Telephone Number, including Area Code)
                               ------------------




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 30, 1998, the Board of Directors of TTR Inc. (the "Company") retained the certified public accounting firm of BDO Almagor & Co. ("BDO-Almagor") as independent accountants of the Company to audit the Company's financial statements.

         On July 3, 1998, the certified public accounting firm of Schneider, Ehrlich & Wengrover, LLP ("Schneider"), resigned as independent accountants of the Company by mutual agreement with the Company.

         For the Company's fiscal years ended December 31, 1997 and 1996, the Schneider's report on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. However, Schneider's report on the financial statements of the Company for the years ended December 31, 1997 and 1996, was modified to indicate substantial doubt about the Company's ability to continue as a going concern.

         During the Company's two most recent fiscal years and the interim period preceding the resignation of Schneider, there were no disagreements between the Company and Schneider on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         During the Company's two most recent fiscal years and the interim period preceding the resignation of Schneider, Schneider did not advise the Company of any of the following:

         (i) Internal controls necessary for the Company to develop reliable financial statements did not exist;

        (ii) Information had come to Schneider's attention that led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

       (iii) The need to expand significantly the scope of its audit or that information had come to its attention that if further investigated may (1) materially impact the fairness or reliability of either a previously issued audit or report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (2) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, or

        (iv) Information had come to its attention that it had concluded materially impacted the fairness or reliability of either (1) a previously issued audit report or the underlying financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.





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Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         16 Letter of Schneider, Ehrlich & Wengrover, LLP regarding change in certifying accountant.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 1998                  TTR INC.

                                            By: /s/ Marc D. Tokayer

                                            Marc D. Tokayer
                                            President & Chairman




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